STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	22
Beginning Date of Collection Period	1-Dec-03
End Date of Collection Period	31-Dec-03
Distribution Date	20-Jan-04
Previous Distribution Date	22-Dec-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay / Collected Funds
Available Distribution Amount	26,061,516.92
Principal Collections	22,690,672.98
Interest Collections (net of servicing fee)	3,370,843.94
Collections of Interest (net of servicing fee and principal recoveries)
Servicing fee	208,532.37
Principal recoveries	-
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	26,270,049.29
Interest Paid to Certificates	390,568.71
Principal Paid to Certificates	23,373,444.48
Equity Certificate	2,297,503.73
Servicing Fee	208,532.37

Pool Balance
Begin Principal Balance	500,477,696.81
Principal Collections (including repurchases)	22,690,672.98
Additional Principal Reduction Amount	682,771.50
End Principal Balance	477,104,252.33

Collateral Performance
Cash Yield (% of beginning balance)	8.58%
Charge off Rate (net of principal recoveries; % of beginning balance)
Net Yield	6.95%

Delinquent Loans
30-59 days principal balance of loans	15,657,157.56
30-59 days number of loans	177
60-89 days principal balance of loans	3,465,172.05
60-89 days number of loans	45
90+ days principal balance of loans	22,475,570.36
90+ days number of loans	227

Home Equity Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period
Principal balance of loans purchased or substituted pursuant to 2.02 during the period
Number of loans purchased or substituted pursuant to 2.04 during the period
Principal balance of loans purchased or substituted pursuant to 2.04 during the period
Number of loans purchased or substituted pursuant to 3.01 during the period
Principal balance of loans purchased or substituted pursuant to 3.01 during the period
Substitution Adjustment Amounts	-
Number outstanding beginning of period	5,760
Number outstanding end of period	5,555
Principal balance of REO as of the end of the collection period
Number of loans that went into REO during the collection period
Principal balance of loans that went into REO during the collection period

Overcollateralization
Begin OC Amount	191,413,823.01
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	191,413,823.01

Target OC Amount	191,413,823.01
Interim OC Amount	191,413,823.01
Interim OC Deficiency	-

Monthly Excess Cashflow	2,297,503.73
Principal Distribution Amount	22,690,672.98
Principal Collections	22,690,672.98
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.14875%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.51875%
Class A Pass-Through Rate	1.51875%
Class M Formula Rate (1-mo. Libor plus 82bps)	1.96875%
Class M Pass-Through Rate	1.96875%
Available Funds Cap	10.52876%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	23.438266
2. Principal Distribution per $1,000	23.065133
3. Interest Distribution per $1,000	0.373133

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.51875%
2. Days in Accrual Period	29

3. Class A Interest Due	336,107.09
4. Class A Interest Paid	336,107.09
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	274,723,545.06
2. Class A Principal Due	20,776,402.78
3. Class A Principal Paid	20,776,402.78
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	253,947,142.28

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	23.548823
2. Principal Distribution per $1,000	23.065133
3. Interest Distribution per $1,000	0.483691

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.96875%
2. Days in Accrual Period	29

3. Class M Interest Due	54,461.62
4. Class M Interest Paid	54,461.62
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	34,340,328.74
2. Class M Principal Due	2,597,041.70
3. Class M Principal Paid	2,597,041.70
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	31,743,287.04

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP